UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: January 19, 2021

                       PURE HARVEST CORPORATE GROUP, INC.
                     --------------------------------------
                (Name of registrant as specified in its charter)

       Colorado                 333-212055                 71-0952431
      -------------        -------------------         ------------------
        State of          Commission File Number          IRS Employer
      Incorporation                                    Identification No.

                         7400 E. Crestline Cir. Ste. 130
                           Greenwood Village, CO 80111
                       -----------------------------------
                     Address of principal executive offices

                                 (800) 560-5148
                             ----------------------
                      Telephone number, including area code

           Former name or former address if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

       Emerging Growth Company [x]

 If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [x]

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class  Trading Symbol(s) Name of each exchange on which registered
-------------------  ----------------  ----------------------------------------
       None               N/A                          N/A



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Item 3.02 Unregistered Sales of Equity Securities

     On January 19, 2021, Pure Harvest Corporate Group, Inc. sold 947,369 shares of its restricted common stock to two private investors at a purchase price of $0.38 per share, for gross proceeds of $360,000.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with the sale of the securities described above. The persons who acquired these securities were sophisticated investors and were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these securities acquired them for their own accounts. The certificates representing these securities will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the sale of these securities.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 January 22, 2021.

                                    PURE HARVEST CORPORATE GROUP, INC.


                                    By: /s/ Matthew Gregarek
                                       -------------------------------
                                       Matthew Gregarek,
                                       Chief Executive Officer